UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2017

RANCHO SANTA FE MINING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-208550	47-4674458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Rainbow Blvd, Suite 300 Las Vegas, NV 89107
(Address of principal executive offices)

(858) 717-8090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On January 1, 2017, Rancho Santa Fe Mining, Inc., a Nevada corporation (the “Company”), entered into four (4) separate employment agreements (each an “Employment Agreement” and collectively, the “Employment Agreements”) with Mr. Michael Midlam (“Midlam”), Mr. Lawrence Geeck (“Geeck”), Mr. David Leavitt (“Leavitt”), and Mr. Jeffrey Hallman (“Hallman”).

Midlam Employment Agreement

On January 1, 2017, the Company entered into an employment agreement with Mr. Midlam to continue as Chief Executive Officer of the Company (the “Midlam Employment Agreement”). Mr. Midlam also currently serves as the Company’s President and as a Director on the Company’s Board of Directors.

Pursuant to the Midlam Employment Agreement, Mr. Midlam shall continue to serve as the Company’s Chief Executive Officer. The initial term of the Midlam Employment Agreement shall commence on January 1, 2017, and shall expire on December 31, 2017 (the “Term”). During the Term, the Company will pay Midlam a base salary of $10,000 per month.

A copy of the Midlam Employment Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Midlam Employment Agreement in this Current Report do not purport to be complete and are qualified, in their entirety, by the full text of such exhibit.

Geeck Employment Agreement

On January 1, 2017, the Company entered into an employment agreement with Mr. Geeck to continue as Chief Financial Officer of the Company (the “Geeck Employment Agreement”). Mr. Geeck also currently serves as the Company’s Treasurer and Secretary and as a Director on the Company’s Board of Directors.

Pursuant to the Geeck Employment Agreement, Mr. Geeck shall continue to serve as the Company’s Chief Financial Officer. The initial term of the Geeck Employment Agreement shall commence on January 1, 2017, and shall expire on December 31, 2017 (the “Term”). During the Term, the Company will pay Geeck a base salary of $7,500 per month.

A copy of the Geeck Employment Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Geeck Employment Agreement in this Current Report do not purport to be complete and are qualified, in their entirety, by the full text of such exhibit.

Leavitt Employment Agreement

On January 1, 2017, the Company entered into an employment agreement with Mr. Leavitt to serve as an employee of the Company (the “Leavitt Employment Agreement”). Mr. Leavitt also currently serves as the Chairman of the Board of Directors for the Company.

Pursuant to the Leavitt Employment Agreement, Mr. Leavitt shall serve as an employee of the Company. The initial term of the Leavitt Employment Agreement shall commence on January 1, 2017, and shall expire on December 31, 2017 (the “Term”). During the Term, the Company will pay Leavitt a base salary of $5,000 per month.

A copy of the Leavitt Employment Agreement is included as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Leavitt Employment Agreement in this Current Report do not purport to be complete and are qualified, in their entirety, by the full text of such exhibit.

Hallman Employment Agreement

On January 1, 2017, the Company entered into an employment agreement with Mr. Hallman to serve as an employee of the Company (the “Hallman Employment Agreement”). Mr. Hallman also currently serves as a Director on the Company’s Board of Directors.

Pursuant to the Hallman Employment Agreement, Mr. Hallman shall serve as an employee of the Company. The initial term of the Employment Agreement shall commence on January 1, 2017, and shall expire on December 31, 2017 (the “Term”). During the Term, the Company will pay Hallman a base salary of $5,000 per month.

A copy of the Hallman Employment Agreement is included as Exhibit 10.4 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Hallman Employment Agreement in this Current Report do not purport to be complete and are qualified, in their entirety, by the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated January 1, 2017, by and between the Company and Michael Midlam, individually
10.2	Employment Agreement, dated January 1, 2017, by and between the Company and Lawrence Geeck, individually
10.3	Employment Agreement, dated January 1, 2017, by and between the Company and David Leavitt, individually
10.4	Employment Agreement, dated January 1, 2017, by and between the Company and Jeffrey Hallman, individually

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHO SANTA FE MINING, INC.

Date: January 26, 2017	By:	/s/ Michael S. Midlam
	Name:	Michael S. Midlam
	Title:	Chief Executive Officer